UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2017

SAN DIEGO GAS & ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

CALIFORNIA	1-03779	95-1184800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8326 CENTURY PARK COURT

SAN DIEGO, CALIFORNIA 92123

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (619) 696-2000

None.

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On June 8, 2017, San Diego Gas & Electric Company (the “Company”) closed the public offering and sale of $400,000,000 aggregate principal amount of its 3.750% First Mortgage Bonds, Series RRR, due 2047 (the “Bonds”) with proceeds to the Company (after deducting the underwriting discount but before other expenses estimated at approximately $500,000) of 98.679% of the aggregate principal amount of the Bonds. The sale of the Bonds was registered under the Company’s Registration Statement on Form S-3 (File No. 333-205410).

The Bonds were issued pursuant to the Sixty-Sixth Supplemental Indenture, dated as of June 8, 2017, which is attached hereto as Exhibit 4.1. The Bonds will mature on June 1, 2047. The Bonds will bear interest at the rate of 3.750% per annum. Interest on the Bonds will accrue from June 8, 2017, and is payable semiannually in arrears on June 1 and December 1 of each year, beginning on December 1, 2017. The Bonds will be redeemable prior to maturity at the redemption prices and under the circumstances described in the prospectus and the accompanying prospectus supplement relating to the offering.

Further information regarding the sale of the Bonds is contained in the underwriting agreement, dated June 5, 2017, which is attached hereto as Exhibit 1.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated June 5, 2017, among San Diego Gas & Electric Company and the several underwriters named therein.

4.1	Sixty-Sixth Supplemental Indenture, dated as of June 8, 2017.

4.2	Form of Series RRR Bond (Included in Exhibit 4.1 hereto).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2017	SAN DIEGO GAS & ELECTRIC COMPANY

/s/ Bruce A. Folkmann
Bruce A. Folkmann
Vice President, Chief Financial Officer, Controller,
Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated June 5, 2017, among San Diego Gas & Electric Company and the several underwriters named therein.

4.1	Sixty-Sixth Supplemental Indenture, dated as of June 8, 2017.

4.2	Form of Series RRR Bond (Included in Exhibit 4.1 hereto).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).